LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                  JANUARY  1-31, 2005                            PAYMENT DATE:   FEB 15 2005
DETERMINATION DATE:                 FEB 09 2005                                    REPORT BRANCH:  2041

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INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
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Class Percentages                                        100.00%            68.64%          30.36%           1.00%
Original Pool Balance                             303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06
Note Balance Total                                300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                       16,418
Class Pass Through Rates                                                   1.5030%         2.8410%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Class C Certificate Rate                                6.00000%

Initial Weighted Average APR                           10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio     10.07510%
Initial Weighted Average Remaining Term                    64.74
Initial Weighted Average Original Term                     68.01

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CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
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BOP:
Total Pool Balance                                211,392,502.76    116,362,200.68   92,000,000.00    3,030,302.06
Total Note Balance                                198,129,799.16    106,129,799.16   92,000,000.00

EOP:
Number of Current Month Closed Contracts                     371
Number of Reopened Loans                                       0
Number of Contracts - EOP                                 12,244
Total Pool Balance  -  EOP                        203,213,770.93    108,183,468.85   92,000,000.00    3,030,302.06
Total Note Balance - EOP                          189,078,378.99     97,078,378.99   92,000,000.00

Class Collateral Pool Factors                         0.63026126        0.46672298      1.00000000

Weighted Average APR of Remaining Portfolio             9.92949%
Weighted Average Monthly Dealer Participation Fee Rate  0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio       9.92949%
Weighted Average Remaining Term                            55.31
Weighted Average Original Term                             68.33

                                                                     Page 1 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                                           CONTRACTS
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  Monthly Payments:                   Principal                                                    3,449,694.37
                                      Interest                                                     1,743,875.83
  Early Payoffs:                      Principal Collected                                          4,164,170.83
                                      Early Payoff Excess Servicing Compensation                         102.06
                                      Early Payoff Principal Net of Rule of 78s Adj.               4,164,068.77            321
                                      Interest                                                        42,755.44
  Liquidated Receivable:              Principal Collected                                             31,789.55
                                      Liquidated Receivable Excess Servicing Compensation                  0.00
                                      Liquidated Receivable Principal Net of Rule of 78s Adj.         31,789.55             49
                                      Interest                                                          (376.89)
  Purchase Amount:                    Principal                                                       28,020.76              1
                                      Interest                                                         1,416.29
                                                      Total Principal                              7,673,573.45
                                                      Total Interest                               1,787,670.67
                                                      Total Principal and Interest                 9,461,244.12
  Recoveries                                                                                         310,088.03
  Excess Servicing Compensation                                                                          102.06
  Late Fees & Miscellaneous Fees                                                                      45,192.14
  Collection Account Customer Cash                                                                 9,816,626.35
  ADDITIONAL COLLECTION ACCOUNT CASH:
  Collection Account Investment Income                                                                12,783.22
  Available Funds                                                                                  9,829,409.57

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                                                                                                 DISTRIBUTION     SHORTFALL/DRAW
DISTRIBUTION                                                                                        AMOUNT        DEFICIENCY CLAIM
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                                                                                                 9,829,409.57
Monthly Dealer Participation Fee                                                        0.00     9,829,409.57              0.00
Prior Unpaid Dealer Participation Fee                                                   0.00     9,829,409.57
Servicing Fees:                         Current Month Servicing Fee               308,280.73
                                        Prior Period Unpaid Servicing Fee               0.00
                                        Late Fees & Miscellaneous Fees             45,192.14
                                        Excess Servicing Compensation                 102.06
                                                        Total Servicing Fees:     353,574.93     9,475,834.64              0.00
Indenture Trustee Fee                                                                 577.88     9,475,256.76              0.00
Custodian Fee                                                                       3,523.21     9,471,733.55              0.00
Backup Servicer Fee                                                                 3,787.45     9,467,946.10              0.00
Prior Unpaid Indenture Trustee Fee                                                      0.00     9,467,946.10              0.00
Prior Unpaid Custodian Fee                                                              0.00     9,467,946.10              0.00
Prior Unpaid Backup Servicer Fee                                                        0.00     9,467,946.10              0.00
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                                                                     Page 2 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                          DISTRIBUTION    SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT       DEFICIENCY CLAIM
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  Class A-1 Note Interest:          Current Month                        132,927.57       9,335,018.53              0.00
                                    Prior Carryover Shortfall                  0.00       9,335,018.53
  Class A-2 Note Interest:          Current Month                        217,810.00       9,117,208.53              0.00
                                    Prior Carryover Shortfall                  0.00       9,117,208.53
  Principal Payment Amount:         Current Month                              0.00       9,117,208.53              0.00
                                    Prior Carryover Shortfall                  0.00       9,117,208.53
  Certificate Insurer:              Reimbursement Obligations                  0.00       9,117,208.53              0.00
                                    Premium                               55,148.63       9,062,059.90              0.00
  Class C Interest Payment Amount   Current Month                         16,655.46       9,045,404.44              0.00
                                    Prior Carryover Shortfall                  0.00       9,045,404.44              0.00
  Supplemental Enhancement Account  Reimbursement                              0.00       9,045,404.44              0.00
  Expenses:                         Trust Collateral Agent                     0.00       9,045,404.44              0.00
                                    Indenture Trustee                          0.00       9,045,404.44              0.00
                                    Backup Servicer                            0.00       9,045,404.44              0.00
                                    Custodian                                  0.00       9,045,404.44              0.00
  Distribution to (from) the Spread Account                            9,045,404.44               0.00
  Distribution (from) the Supplemental Enhancement Account                     0.00               0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                                    Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                          Balance            Units
      BOP Liquidated Receivable Principal Balance                530,102.33                  39,302.09                12
      Cram Down Loss                                               6,845.60                   6,845.60                 2
      Liquidation Principal Proceeds                              31,789.55
      Principal Loss                                             505,158.38
      Prior Month Cumulative Principal Loss LTD                4,458,411.19
      Cumulative Principal Loss LTD                            4,963,569.57                  46,147.69                14

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STATISTICAL INFORMATION
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                                                                                     % OF TOTAL POOL
DELINQUENCY STATUS:                        # OF CONTRACTS           AMOUNT               BALANCE

      Current                                      10,026       169,361,503.85               83.34%
      1-29 Days                                     1,917        31,736,478.64               15.62%
      30-59 Days                                      140           977,876.14                0.48%
      60-89 Days                                       70           510,656.59                0.25%
      90-119 Days                                      65           438,965.77                0.22%
      120 Days or More                                 26           188,289.94                0.09%
                                    Total          12,244       203,213,770.93              100.00%

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STATISTICAL INFORMATION CONTINUED
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Trigger Analysis:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                               Trigger            Trigger         Event of Default      Event of
                                           Current Month      Threshold            Event             Threshold           Default

Average Delinquency Ratio                        0.78016%       6.00%                NO                8.00%               NO
Cumulative Default Rate                             1.95%       7.57%                NO                7.69%               NO
Cumulative Loss Rate                                0.88%       4.03%                NO                4.23%               NO

                                                                     Page 3 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                 CERTIFICATE INVENTORY                                             RECOVERY INVENTORY
                                 # OF CONTRACTS         AMOUNT*                                      # OF CONTRACTS        AMOUNT*

Prior Month Inventory                        13       290,293.17            Prior Month Inventory                11      213,198.00
Repurchased                                   0             0.00                      Repurchased                 0            0.00
Adjusted Prior Month Inventory               13       290,293.17   Adjusted Prior Month Inventory                11      213,198.00
Current Month Repos                          20       419,840.87              Current Month Repos                20      424,965.12
Repos Actually Liquidated                    13       290,293.17     Repos from Trust Liquidation                 0            0.00
Repos Liquidated at 60+ or 150+               0             0.00        Repos Actually Liquidated                27      576,925.88
Dealer Payoff                                 0             0.00                    Dealer Payoff                 0            0.00
Redeemed / Cured                              0             0.00                   Redeemed/Cured                 0            0.00
Purchased Repos                               0             0.00                  Purchased Repos                 0            0.00
Current Month Inventory                      20       419,840.87          Current Month Inventory                 4       61,237.24

                      * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                     # OF CONTRACTS                   AMOUNT

Current Month Balance                            49                536,947.93
Cumulative Balance                              432              5,450,215.67
Current Month Proceeds                                              31,412.66
Cumulative Proceeds                                                485,969.61
Current Month Recoveries                                           310,088.03
Cumulative Recoveries                                            2,304,900.40

                                                   RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                   DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                                   THE DATE AVAILABLE FOR SALE AND BY             CUMULATIVE RECEIVABLES
                                                   ELECTION:                                      LIQUIDATED AT 150+ AND 60+:
                                                         Balance           Units                       Balance             Units

Prior Month                                             1,135.17               3                    109,253.56                 6
Current Trust Liquidation Balance                           6.97               1                          6.97                 1
Current Monthly Principal Payments                       (615.00)
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                                    0.00               0
Current Repurchases                                         0.00
Current Recovery Sale Proceeds                            (14.54)             (1)
Deficiency Balance of Sold Vehicles                      (170.55)
EOP                                                       342.05               3                    109,260.53                 7

                                                                     Page 4 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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      SPREAD ACCOUNT RECONCILIATION
                                                                                                 REQUISITE AMOUNT:     4,545,454.53
Total Deposit                                                                       4,545,454.53
BOP Balance                                                                         4,545,454.53
Remaining Distribution Amount                                                       9,045,404.44
Investment Income                                                                       6,015.73
Current Month Draw                                                                          0.00
EOP Balance Prior to Distribution                                                  13,596,874.70

Spread Account Release Amount                                                       9,051,420.17

EOP Balance                                                                         4,545,454.53

      Class A Principal Payment Amount                                              9,051,420.17
      Class C Supplemental Interest and Carryover Shortfall                                 0.00
      Class R Certificateholder Distribution                                                0.00

      CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                                       6,818,181.80
BOP Balance                                                                         3,331,092.14
Supplemental Enhancement Account Deposit                                                    0.00
Current Month Draw                                                                          0.00
Supplemental Enhancement Account Investment Earnings                                   11,251.34
Supplemental Enhancement Account Investment Earnings Amount to                        (11,251.34)
      Class C Certificateholder
Class C Supplemental Enhancement Amount Before Release                              3,331,092.14

Supplemental Enhancement Account Release Amount                                     1,690,561.52

EOP Balance                                                                         1,640,530.62

Overcollateralization Amount                                                       14,135,391.94

Current Month Total Enhancement Amount                                             20,321,377.09             10.00%

Required Total Enhancement Amount                                                  20,321,377.09             10.00%

                                                                     Page 5 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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   CUMULATIVE LOSS:                                           CUMULATIVE GROSS DEFAULT:
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     UP TO MONTH         TRIGGER EVENT   EVENT OF DEFAULT       UP TO MONTH       TRIGGER EVENT      EVENT OF DEFAULT

          3                  1.01%             1.27%                      3            2.02%               2.31%
          6                  2.02%             2.33%                      6            4.03%               4.23%
          9                  2.52%             2.96%                      9            4.79%               5.39%
         12                  4.03%             4.23%                     12            7.57%               7.69%
         15                  4.58%             4.81%                     15            8.71%               8.75%
         18                  5.50%             5.77%                     18           11.00%              10.49%
         21                  6.00%             6.73%                     21           11.54%              12.24%
         24                  6.65%             7.31%                     24           12.08%              13.28%
         27                  7.07%             7.89%                     27           12.86%              14.34%
         30                  7.71%             8.46%                     30           14.02%              15.38%
         33                  8.14%             9.04%                     33           14.80%              16.44%
         36                  8.57%             9.42%                     36           15.58%              17.14%
         39                  8.79%             9.61%                     39           15.98%              17.48%
         42                  9.00%            10.00%                     42           16.36%              18.18%
         45                  9.00%            10.00%                     45           16.36%              18.18%
         48                  9.00%            10.00%                     48           16.36%              18.18%
         51                  9.00%            10.00%                     51           16.36%              18.18%
         54                  9.00%            10.00%                     54           16.36%              18.18%
         57                  9.00%            10.00%                     57           16.36%              18.18%
         60                  9.00%            10.00%                     60           16.36%              18.18%
         63                  9.00%            10.00%                     63           16.36%              18.18%
         66                  9.00%            10.00%                     66           16.36%              18.18%
         69                  9.00%            10.00%                     69           16.36%              18.18%
         72                  9.00%            10.00%                     72           16.36%              18.18%
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AVERAGE DELINQUENCY RATIO:
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Up to Month                     Trigger Event     Event of Default
                             12          6.00%               8.00%
                             24          7.00%               9.00%
                             72          8.00%              10.00%
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Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.

/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 6 of 6